UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005

CB RICHARD ELLIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

865 South Figueroa Street, Suite 3400, Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

(213) 613-3226

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 8.01 Other Events and Required Regulation FD Disclosure

The Company is planning to participate in the Credit Suisse First Boston 2005 Global Services Growth Conference in Phoenix, Arizona on Tuesday, March 15th at 11:00 a.m. Mountain Time (1:00 p.m. EST).  and will be discussing various aspects of its business. During the course of those discussions, certain limited financial information and other limited facts of its business will be presented to investors. This presentation material is furnished as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits

(c)                                  Exhibits.

The exhibit listed below is being furnished with this Form 8-K:

Exhibit Number	Description
99.1	Presentation for Credit Suisse First Boston 2005 Global Services Growth Conference

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 15, 2005		CB RICHARD ELLIS GROUP, INC.

	By:	/s/ KENNETH J. KAY
Kenneth J. Kay
Chief Financial Officer